RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:


Kaiser Ventures Inc.
3633 E. Inland Empire Blvd., Suite 850
Ontario, CA  91764
Attn:  Terry L. Cook, Esq.


               SUBORDINATED DEED OF TRUST, ASSIGNMENT OF LEASES
                       AND RENTS AND SECURITY AGREEMENT

     This SUBORDINATED DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT ("DEED OF TRUST") is made as of September 30, 1997, by McLEOD PROPERTIES, FONTANA LLC, a California limited liability company ("TRUSTOR"), to Chicago Title Insurance Company ("TRUSTEE"), for the benefit of Kaiser Ventures Inc., a Delaware corporation ("BENEFICIARY").

NOTICE: THIS SUBORDINATED DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT CONTAINS A SUBORDINATION CLAUSE WHICH MAY RESULT IN YOUR SECURITY INTEREST BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

                  ARTICLE 1 - GRANTS AND OBLIGATIONS SECURED

     1.1 GRANTS. For good and valuable consideration and to secure the obligations described below, Trustor hereby irrevocably grants, transfers and assigns to Trustee, in trust, with power of sale and right of entry and possession, all right, title and interest of Trustor, now owned or hereafter acquired, in and to the following property:

            (a) Parcel 3 of Parcel Map 14757, as per map recorded in Book 183, Pages 24 and 25, inclusive, of Maps in the office of the County Recorder of San Bernardino County, State of California, together with any and all buildings and other improvements now existing or to be built thereon and other rights now or hereafter made appurtenant thereto, including, but not limited to, all right, title and interest in and to all streets, roads, and public places, opened or proposed and all easements and rights-of-way, public or private, now or hereafter used in connection with the property (collectively the "REAL PROPERTY");

            (b) any and all fixtures, fittings, furnishings, furniture, appliances, apparatus, plumbing, heating and air conditioning items, equipment and machinery of any nature or kind, now or hereafter attached to, a part of, located on or used in connection with the Real Property together with all renewals or replacements thereof or articles in substitution thereto;


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(c)    any and all rentals, earnings, income, receipts, royalties, revenues, issues and profits, and accounts receivable, contract rights, other intangibles and proceeds thereof, generated from the use activities related to or ownership of the Real Property, which, after the date hereof, and while any portion of the indebtedness secured hereby remains unpaid, may accrue from the foregoing and any part thereof, subject, however, to the rights, powers and authority described in Article 3 below;

            (d) any judgments, awards of damages and settlements hereafter made as a result of or in lieu of any taking of the Real Property or any part thereof or interest therein under the power of eminent domain, or any damage (whether caused by such taking or otherwise) to the Real Property;

            (e) all interest which Trustor has or may hereafter have in the proceeds of insurance in effect with respect to any of the Property (as hereafter defined);

            (f) all proceeds of the conversion, voluntary or involuntary of any of the Property (as defined below) foregoing into cash or liquidated claims;

            (g) all other or greater rights or interests of every nature in the Real Property and in the possession or use thereof and in the income therefrom, whether now owned or subsequently acquired by Trustor.

     Any of the foregoing arising or acquired by Trustor after the date hereof and the property described in paragraphs (a) through (g) of this Section 1.1 are collectively defined herein as the "PROPERTY."

     1.2    OBLIGATIONS SECURED.  The grants, assignments and transfers made in
Section 1.1 are given for the purpose of securing, in such order of priority as Beneficiary may determine:

            (a) Payment of the indebtedness evidenced by a promissory note of even date herewith and any renewals, extensions, modifications, changes or amendments thereof, in the original principal amount of One Million Four Hundred Forty-Three Thousand, Ninety-Four Dollars ($1,443,094.00) executed by Trustor and payable to Beneficiary (the "NOTE"), together with interest thereon and late charges as provided by the Note, which is made a part hereof by reference;

            (b) Payment of such further sums as Trustor, any guarantor, or any successor in ownership hereafter may borrow from Beneficiary or that may be advanced or provided by Beneficiary for the benefit of Trustor or the Property whether or not evidenced by another note or notes, reciting it is so secured, and all renewals, extensions, modifications, changes or amendments of such indebtedness;

            (c) Payment of all other moneys agreed or provided to be paid by Trustor herein and performance of all other obligations of Trustor contained herein or in the Declaration of Construction Covenants, Use Restrictions, Lien Rights and Repurchase Option of even date herewith and recorded concurrently herewith (the "DECLARATION"); and any amendments, modifications or changes hereto or thereto; and


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            (d)  Performance of each agreement of Trustor contained the Note or in any other agreement given by Trustor to Beneficiary which is for the purpose of further securing any indebtedness or obligation secured hereby and any amendments, modifications or changes thereto.


        ARTICLE 2 - COVENANTS REPRESENTATIONS AND WARRANTIES OF TRUSTOR

A.   CONDITION AND MAINTENANCE OF PROPERTY.

     2.1 MAINTENANCE AND PRESERVATION. Trustor agrees (i) to preserve Trustor's rights in the Property and to defend such rights against all competing claims; and (ii) represents and warrants that the lien on each item of Property is and shall remain a valid and enforceable first lien (subject only to the subordination provisions hereof) and that Trustor will not permit any other liens to be placed on the Property or any matter of record affecting the Property, except as permitted by the subordination provisions hereof.

     2.2 NO VIOLATION. Trustor shall not commit, permit or allow to exist any violation of any law, ordinance, rule, regulation or order of any governmental authority having jurisdiction over the Property or of any matter of record affecting the Property.

     2.3 MAINTENANCE AND REPAIR. Trustor shall keep the Property, as applicable, in good operating order, repair and condition and shall not commit or permit any waste thereof. Trustor shall make all repairs, replacements, renewals, additions and improvements and complete and restore promptly and in good workman like manner any buildings or improvements which are built, upgraded, damaged or destroyed thereon and pay when due all costs incurred in connection therewith. Trustor shall not, without Beneficiary's prior written consent, remove any item from the Real Property after construction or demolish or materially alter any of the Real Property.

B.   PAYMENTS.

     2.4 LOAN PAYMENTS. Trustor shall pay the principal, interest and other charges due under the Note this Deed of Trust and the Declaration according to their terms.

     2.5    LIENS.  Trustor shall pay or cause to be paid:

            (a) Prior to the assessment of any penalty or delinquency, all taxes, assessments and other governmental or public charges affecting the Property and any accrued interest, cost and/or penalty thereon (individually, an "IMPOSITION" and collectively, "IMPOSITIONS." If permitted by law, Trustor may pay the Imposition in installments (together with any accrued interest). Trustor shall not be required to pay any Imposition so long as (i) its validity is being actively contested in good faith and by appropriate proceedings, (ii) Trustor has demonstrated to Beneficiary's reasonable satisfaction that leaving such Imposition unpaid pending the outcome of such proceedings could not result in conveyance of the Property in satisfaction of such Imposition or otherwise impair Beneficiary's interest under this Deed of Trust and (iii) Trustor has furnished Beneficiary with a bond or other security satisfactory to Beneficiary in an amount not less than 125% of the applicable claim. Upon demand by


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Beneficiary from  time to time, Trustor shall deliver to Beneficiary, within 30 days following the due date of any Imposition, evidence of payment reasonably satisfactory to Beneficiary.

            (b) When due, all encumbrances (including any debt secured by deed of trust) , ground rents, liens, and/or charges, with interest, on the Property or any part thereof, and all costs, fees and expenses related thereto.

     2.6 REIMBURSEMENT. Trustor shall pay immediately, without demand, after expenditure, all reasonable sums expended or expenses incurred by Trustee and/or Beneficiary in acting under any of the terms of this Deed of Trust, including, without limitation, any fees and expenses (including reasonable attorneys, fees) incurred in connection with any reconveyance of the Property or any portion thereof, or to compel payment of the Note or any portion of the indebtedness evidenced thereby or in connection with any default thereunder, including without limitation attorneys, fees incurred in any bankruptcy or judicial or nonjudicial foreclosure proceeding, with interest from date of expenditure at the Default Rate provided for in the Note (and applicable to monetary defaults thereunder) and said sums shall be secured hereby.

C.   CONDEMNATION.

     2.7 CONDEMNATION. If the Property, or any part thereof, is taken or damaged by reason of any public improvement or condemnation proceeding, or in any other manner, Beneficiary shall be entitled to all compensation, awards and other payments or relief therefor to which Trustor shall be entitled, and shall be entitled at its option to commence, appear in and prosecute in its own name any action or proceeding or to make any compromise or settlement in connection with such taking or damage to the extent of the interests of Trustor therein, but Beneficiary shall not be responsible for any failure to collect any claim or award, regardless of the cause of the failure. Trustor hereby absolutely and unconditionally assigns to Beneficiary all such compensation, awards, damages, rights of action and proceeds to which Trustor shall be entitled (the "PROCEEDS"), and Beneficiary shall, after deducting therefrom all its reasonable expenses, including reasonable attorneys' fees, apply or release the Proceeds as follows: Beneficiary shall have the option to either apply the Proceeds upon any indebtedness secured hereby in such order as Beneficiary may determine or release such proceeds to Trustor without such release being deemed a payment of any indebtedness secured hereby. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice. Trustor agrees to execute such further assignments of the Proceeds as Beneficiary or Trustee may require. Nothing herein contained shall prevent the accrual of interest as provided in the Note on any portion of the Proceeds to be applied to the principal balance due under the Note until the Proceeds are received by Beneficiary.

D.   RENTS AND LEASES.

     2.8 LEASE COVENANTS. Trustor shall submit to Beneficiary for its prior written approval any lease of the Property or any portion thereof. Trustor shall provide Beneficiary with true, correct and complete copies of all leases, together with such other information relating to such leases as Beneficiary shall reasonably request. Trustor shall not accept prepayments of rent under any lease of the Property for any period in excess of three months


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and shall perform all covenants of the lessor any such leases. Leases, as used herein, includes any leases of the Property, any extensions or renewals thereof and any amendments thereto consented to by Beneficiary. Trustor shall perform and carry out all of the provisions of the leases to be performed by Trustor and shall appear in and defend any action in which the validity of any lease is at issue and shall commence and maintain any action or proceeding necessary to establish or maintain the validity of any lease and to enforce the provisions thereof. Trustor shall immediately give notice to Beneficiary of any default under any of the leases it receives or delivers. Beneficiary shall have the right, but not the obligation, to cure any default of Trustor under any of the leases and all amounts disbursed in connection with said cure shall be deemed to be disbursements under the Note.

     2.9 SUBORDINATION OF LEASES AND ATTORNMENT. Each lease of any portion of the Property shall be absolutely subordinate to the lien of this Deed of Trust, but shall contain a provision satisfactory to Beneficiary, and in any event, each lessee thereunder, by virtue of executing a lease covering the Property or any portion thereof, hereby agrees, that in the event of the exercise of the private power of sale or a judicial foreclosure hereunder, such lease, at the option of the purchaser at such sale, shall not be terminated and the lessee thereunder shall attorn to such purchaser and, if requested to do so, shall enter into a new lease for the balance of the term of such lease then remaining upon the same terms and conditions. Each such lease shall, at the request of Beneficiary, be assigned to Beneficiary upon Beneficiary's approved form, and each such assignment shall be recorded and acknowledged by the lessee thereunder. Concurrently with the execution of any and all leases executed after the date hereof, Trustor shall cause the lessees thereunder to execute an attornment agreement in favor of Beneficiary in form and substance satisfactory to Beneficiary and immediately thereafter deliver such agreement to Beneficiary.

E.   OTHER RIGHTS AND OBLIGATIONS.

     2.10   INSURANCE.

            (a) Trustor shall insure the Property and shall maintain, (i) fire and extended coverage insurance (including loss from windstorm and hail) in an amount of not less than the full replacement cost of the Property, with not less than ninety percent (90%) co-insurance, and with no more than Twenty-Five Thousand Dollars ($25,000) per loss deductible, which policy shall be written by a stock or non-assessable mutual company or companies domiciled in the United States, and licensed to transact business in the State of California, having a Best's Key Rating for Property - Liability of A - or better; and (ii) liability insurance in the amount of at least One Million Dollars ($1,000,000) combined single limit for personal injury and property damage including bodily injury.

            (b) All policies of insurance to be furnished hereunder shall be in forms, companies and amounts satisfactory to Beneficiary with Standard Mortgage Clauses attached to all policies in favor of and in form satisfactory to Beneficiary, including a provision requiring that the coverage evidenced thereby shall not be terminated or materially modified without thirty (3) days prior written notice to the account of the indebtedness secured hereby or paid to Grantor. No prepayment premium shall be due as a result of such prepayment.


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     2.11   ASSIGNMENT OF CONTRACTS.  In addition to any other grant, transfer or assignment effectuated hereby, without in any manner limiting the generality of the grants in Article 1 hereof, Trustor shall assign to Beneficiary, as security for the indebtedness secured hereby, Trustor's interest in all agreements, contracts, leases, licenses and permits affecting the Property in any manner whatsoever, such assignments to be made, if so requested by Beneficiary, by instruments in form satisfactory to Beneficiary; but no such assignment shall be construed as a consent by Beneficiary to any agreement, contract, license or permit so assigned, or to impose upon Beneficiary any obligations with respect thereto.

     2.12 MORTGAGE TAX. In the event of the passage, after the date of this Deed of Trust, of any law deducting from the value of the Property for the purpose of taxation any lien thereon, or changing in any way the laws now in force for the taxation of deeds of trust or debts secured by deeds of trust, or the manner of the collection of any such taxes, so as to affect this Deed of Trust, or imposing payment of the whole or any portion of any taxes, assessments or other similar charges against the Property upon Beneficiary, the indebtedness secured hereby shall immediately become due and payable at the option of Beneficiary; provided, however, that such election by Beneficiary shall be ineffective if such law either (a) shall not impose a tax upon Beneficiary nor increase any tax now payable by Beneficiary, or (b) shall impose a tax upon Beneficiary or increase any tax now payable by Beneficiary and prior to the due date: (i) Trustor is permitted by law and can become legally obligated to pay such tax or the increased portion thereof (in addition to all interest, additional interest and other charges payable hereunder and under the Note without exceeding the applicable limits imposed by the usury laws of the State of California) ; (ii) Trustor does pay such tax or increased portion; and (iii) Trustor agrees with Beneficiary in writing to pay, or reimburse Beneficiary for the payment of, any such tax or increased portion thereof when thereafter levied or assessed against the Property or any portion thereof. The obligations of Trustor under such agreement shall be secured hereby.

     2.13 PRESERVATION OF PROPERTY. Trustor shall do any and all acts which, from the character or use of the Property, may be reasonably necessary to protect and preserve the lien, the priority of the lien and the security of Beneficiary granted herein, the specific enumerations herein not excluding the general.

     2.14 COMPLIANCE WITH PROPERTY RESTRICTIONS. Trustor will faithfully perform each and every covenant to be performed by Trustor under any agreement affecting the Property, including, without limiting the generality hereof, deeds of trust, leases and other loan agreements which affect the Property, in law or in equity. A breach of or a default under any such agreement shall constitute a default under this Deed of Trust.

     2.15 ATTORNEYS' FEES. Upon election of either Beneficiary or Trustee to do so, employment of an attorney is authorized, and payment by Trustor of all reasonable attorneys' fees, costs and expenses in connection with any action and/or actions (including the cost of evidence or search of title) which may be brought for the foreclosure of this Deed of Trust, and/or for possession of the Property covered hereby, and/or for the appointment of a receiver, and/or for the enforcement of any covenant or right in this Deed of Trust contained as hereinafter provided, shall be secured hereby.


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     2.16   RESTRICTIONS UPON TRANSFER.  Except as otherwise permitted herein
(including but not limited to the provisions on subordination set forth in Article 6 hereof), in the event that the interest of Trustor in the Property, or any part thereof, or any interest therein, is sold, agreed to be sold, conveyed, encumbered, alienated or otherwise transferred by Trustor, whether by operation of law or otherwise, the Note, irrespective of the maturity dates expressed therein, at the option of Beneficiary, and without demand or notice, shall immediately become due and payable. In the event that Beneficiary does not elect to declare the Note immediately due and payable, then, unless indicated otherwise in writing by Beneficiary, Trustor shall nevertheless remain primarily liable for the obligations hereunder and under the Note and any other instrument securing the Note. This provision shall apply to each and every sale, transfer, encumbrance or conveyance, regardless of whether or not Beneficiary has consented to, or waived, Beneficiary's rights hereunder, whether by action or non-action in connection with any previous sale, transfer or conveyance. For the purposes hereof, any change in the identity, structure, management, nature or control of Trustor, whether by way of a change in the identity of any shareholder of Trustor or a change in the ownership or control of Trustor or any shareholder of Trustor, by merger or otherwise, shall be deemed a sale hereunder. Trustor may transfer the Property to a McLeod family trust, partnership, or limited liability company so long as Trustor remains liable for the obligations hereunder and under the Note and any other instrument securing the Note.

     2.17 FURTHER ASSURANCES. Trustor agrees to execute such documents and take such action as Beneficiary shall determine to be necessary or desireable to further evidence, perfect or continue the perfection and/or the priority of the lien and security interest granted by Trustor herein.

     2.18 PROTECTION OF SECURITY. At the time and in the manner herein provided, Beneficiary, or Trustee upon written instructions from Beneficiary (the legality thereof to be determined solely by Beneficiary), may, without notice to or demand upon Trustor, without releasing Trustor from any obligation hereunder and without waiving its right to declare a default as herein provided or impairing any declaration of default or election to cause the Property to be sold or any sale proceeding predicated thereon:

            (a) Take action in such manner and to such extent as either may deem necessary to protect the security hereof;

            (b) Commence, appear in and/or defend any action or proceedings purporting to affect the security hereof, and/or any additional or other security therefor, the interests, rights, powers and/or duties of Trustee and/or Beneficiary hereunder, whether brought by or against Trustor, Trustee, Beneficiary or otherwise;

            (c) Pay, purchase, contest or compromise any claim, debt, lien, charge or encumbrance which in the judgment of either may affect or appear to affect the security and/or priority of this Deed of Trust, the interest of Beneficiary or the rights, powers and/or duties of Trustee and/or Beneficiary hereunder; and

            (d) Beneficiary is authorized, either by itself or by its agents to be appointed by it for that purpose or by a receiver appointed by a court of competent jurisdiction, to manage the Property and rent and lease the same, perform such reasonable acts of protection as may be


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reasonably necessary or proper to conserve the value of the Property, and collect any and all income, rents, issues, profits and proceeds therefrom, the same being hereby assigned and transferred to Beneficiary for the benefit and protection of Beneficiary; and from time to time apply and/or accumulate such income, rents, issues, profits and proceeds in such order and manner as Beneficiary or such receiver in its sole discretion shall consider advisable, to or upon the following: the expense of receivership, if any; the repayment of any sums theretofore or thereafter advanced pursuant to the terms of this Deed of Trust upon the indebtedness secured hereby; the taxes and assessments upon the Property then due or next to become due; and/or upon the unpaid principal of such indebtedness and/or interest thereon. The collection and/or receipt of income, rents, issues, profits and/or proceeds by Beneficiary, its agent or receiver, after declaration of default and election to cause the Property to be sold under and pursuant to the terms of this Deed of Trust, shall not affect or impair such default or declaration of default or election to cause the Property to be sold or any sale proceedings predicated thereon, but such proceedings may be conducted and sale effected notwithstanding the receipt and/or collection of any such income, rents, issues, profits and,/or proceeds. Any such income, rents, issues, profits and/or proceeds in the possession of Beneficiary, its agent or receiver, at the time of sale and not theretofore applied as herein provided, shall be applied in the same manner and for the same purposes as the proceeds of the sale. Neither Trustee nor Beneficiary shall be under any obligation to make any of the payments or do any of the acts referred to in this Section and any of the actions referred to in this Section may be taken by Beneficiary irrespective of whether any notice of default or election to sell has been given hereunder and without regard to the adequacy of the security for the indebtedness secured hereby. Beneficiary agrees to notify Trustor promptly of any action or proceeding that Beneficiary commences, appears in or defends pursuant to Section 2.18(b) above; provided, however, that the failure to give such notice shall not affect any of Beneficiary's rights and remedies under this Deed of Trust or otherwise.

     2.19 INDEMNITY. Trustor agrees to indemnify, protect, hold harmless and defend Trustee and Beneficiary from and against any and all losses, liabilities, suits, obligations, fines, damages, judgments, penalties, claims, charges, costs and expenses (including reasonable attorneys' fees and disbursements) which may be imposed on, incurred or paid by or asserted against Trustee and/or Beneficiary by reason or on account of, or in connection with the Property, including (i) any willful misconduct of Trustor or any default or Event of Default by Trustor hereunder and (ii) any negligence of Trustor or any negligence or willful misconduct of any lessee or sublessee of the Property, or any of their respective agents, servants, employees, licensees or invitees. Any amount payable to Trustee or Beneficiary under this Section shall be due and payable within ten (10) days after demand therefor and receipt by Trustor of a statement from Trustee and/or Beneficiary setting forth in reasonable detail the amount claimed and the basis therefor. Trustor's obligations under this Section shall survive the repayment or any other satisfaction of the Note and shall not be affected by the absence or unavailability of insurance covering the same or by the failure or refusal of any insurance carrier to perform any obligation on its part under any such policy of insurance. If any claim, action or proceeding is made or brought against Trustee and/or Beneficiary which is subject to the indemnity set forth in this Section, Trustor shall resist or defend against the same, if necessary in the name of Trustee and/or Beneficiary, by attorneys for Trustor's insurance carrier (if the same is covered by insurance) approved by Trustee and/or Beneficiary (as applicable) or otherwise by attorneys retained by Trustor and approved by Trustee and/or Beneficiary (as applicable). Notwithstanding the foregoing, Trustee and Beneficiary, in their

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discretion, if either or both of them disapprove of the attorneys provided by
Trustor or Trustor's insurance carrier, may engage their own attorneys to resist or defend, or assist therein, and Trustor shall pay, or, on demand, shall reimburse, Trustee and Beneficiary for the payment of the reasonable fees and disbursements of said attorneys.

     2.20   HAZARDOUS MATERIALS.

            (a)    INDEMNIFICATION.  Trustor shall be solely responsible for,
                   ---------------
and shall indemnify and hold harmless Beneficiary, its directors, officers, employees, agents, successors and assigns from and against, any loss, damage, demand, claim, cause of action, judgment, action, assessment, penalty, cost, expense or liability directly or indirectly incurred thereby and arising out of or attributable to the existence of Hazardous Materials on the Property, except for Hazardous Materials reported in the Phase 1 study done in connection with Trustor's purchase of the Real Property or otherwise shown within seven years of the date hereof by clear and convincing evidence to have been present on the Real Property before the date hereof.

            HAZARDOUS MATERIALS shall mean and refer to any material or substance which is (i) defined or listed as a "hazardous waste", "extremely hazardous waste", "restrictive hazardous waste", "hazardous substance", "hazardous material", "hazardous chemical", "extremely hazardous substance", "toxic substance", "toxic pollutant", "pollutant", "pollution", "regulated substance", "pesticide", "contaminant", "hazardous air pollutant", or words of similar import, or considered a waste, condition of pollution, or nuisance, pursuant to the laws of California and/or the United States, (ii) gasoline, diesel fuel, oil, used oil, petroleum, or a petroleum product or fraction thereof, (iii) asbestos and asbestos-containing construction materials as defined by federal or state law, by weight, of asbestos, (iv) substances known by the State of California or the United States to cause cancer and/or reproductive toxicity, (v) toxic, corrosive, flammable, infectious, radioactive, mutagenic, explosive or otherwise hazardous substances which are or become regulated by any governmental agency or instrumentality of the United States, or any state or any political subdivision thereof, (vi) polychlorinated biphenyls
(PCBs), (vii) urea formaldehyde foam insulation, (viii) all hazardous air pollutants or materials known to cause serious health effects (including, without limitation, volatile hydrocarbons, pesticides, herbicides and industrial solvents) and/or (ix) substances which constitute a material health, safety or environmental risk to any Person or property. It is the intent of the Parties hereto to construe the term "Hazardous Materials" in its broadest sense.

            (b) Notice to Beneficiary. Trustor shall immediately advise Beneficiary in writing of (i) any and all enforcement, clean up, mitigation or other governmental or regulatory actions instituted, contemplated or threatened pursuant to any Hazardous Materials Laws affecting the Property; and (ii) all claims made or threatened by any third party with respect to the Property relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (i) and (ii) above are hereinafter referred to as "Hazardous Materials Claims"). Beneficiary shall have the right to join and participate in, as a party if it so elects, any settlements, remedial actions, legal proceedings or actions initiated in connection with any Hazardous Materials Claims and to have its reasonable attorneys, fees in connection therewith paid by Trustor.

            (c)    MISCELLANEOUS.  Notwithstanding Section 2941 of the
                   -------------
California Civil Code, Trustor waives its rights to any damages resulting from a delayed reconveyance of this

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Deed of Trust pending the identification and liquidation of Trustor's liabilities under this Section. The indemnities provided in this Section 2.18 shall survive the repayment or any other satisfaction of the Note. Further, Trustor agrees that the foregoing indemnities are separate, independent of, and in addition to its undertakings pursuant to this Deed of Trust and any and all other documents, agreements and undertakings executed by Trustor in favor of Beneficiary pursuant hereto. Trustor agrees that a separate action may be brought to enforce the provisions of this indemnification, which shall in no way be deemed to be an action on the Note, whether or not Beneficiary would be entitled to a deficiency judgment following a judicial or non-judicial foreclosure.

     2.21 TRUSTOR WARRANTIES. Trustor hereby warrants and represents to Beneficiary as follows:

            (a) The execution and delivery of this Deed of Trust and performance by Trustor of the obligations contained herein will not to the knowledge of Trustor violate, be in conflict with, result in a breach of or constitute (with notice or lapse of time or both) a default under any judicial decision, statute, rule, regulation, ordinance or permit applicable to Trustor or any agreement, covenant, condition or restriction applicable to Grantor or to which Trustor is a party or may be bound.

            (b) The Note, this Deed of Trust and all related documents (i) have been duly and validly executed and delivered by Trustor to Beneficiary, and
(ii) are enforceable against Trustor in all material respects in accordance with their terms.

            (c) There are no actions, suits or proceedings of a material nature pending or, to the knowledge of Trustor, threatened against Trustor or the Property, except as have been disclosed in writing to Beneficiary.

            (d) To the best of Trustor's knowledge, all financial statements and related information presented by Trustor to Beneficiary in connection with the transaction evidenced by this Deed of Trust are correct and complete in all material respects.

     2.22 FINANCIAL STATEMENTS. Trustor, and any subsequent owner of the Real Property, shall deliver to Beneficiary, within sixty (60) days after the end of each Trustor's calendar quarter, a balance sheet and statement of income (receipts) and expenditures. Within ninety (90) days after the end of Trustor's calendar year it shall submit to Beneficiary certified financial statements consisting of a balance sheet, income and expense statement and a statement of changes in financial condition. Seller agrees not to disclose any information contained in the financial statements to competitors of Trustor.

     2.23 INSPECTIONS. Beneficiary and its agents, representatives and workmen are authorized to enter at any reasonable time and in a reasonable manner upon or on any part of the Real Property for the purposes of inspecting the same and for the purpose of performing any of the acts it or Trustor is authorized to perform under the terms of this Deed of Trust, the Declaration or any other instrument which secures the Note secured hereby.

     2.24 ESTOPPEL CERTIFICATES. Trustor and Beneficiary within ten (10) days after written request from the other shall furnish a duly acknowledged written statement setting forth the amount of the debt secured by this Deed of Trust, and stating, in the case of Trustor, either that no setoffs or defenses exist against the debt or, if such setoffs or defenses are alleged to exist, the nature thereof, and in the case of Beneficiary, that no defaults exist under the Note or hereunder or, if such defaults exist, the nature thereof.


                  ARTICLE 3 - ASSIGNMENT OF LEASES AND RENTS

     Trustor hereby absolutely and unconditionally assigns and transfers to Beneficiary (and has not heretofore otherwise so assigned or transferred) all its right, title and interest in and to any and all leases (and including all security deposits, guarantees and other security at any time given as security for the performance of the obligations of the lessees thereunder), income, rents, issues, deposits, profits and proceeds of the Property to which Trustor may be entitled, whether now due, past due or to become due, and hereby gives to and confers upon Beneficiary the right, power and authority to collect such income, rents, issues, deposits, profits and proceeds. This assignment of the leases, income, rents, issues, deposits, profits and proceeds constitutes an irrevocable direction and authorization of all lessees under the leases to pay all rent, income and profits to Beneficiary upon demand and without further consent or other action by Trustor. This is an absolute assignment, not an assignment for security only, and Beneficiary's right to rents, issues and profits is not contingent on Beneficiary's possession of all or any portion of the Property. Trustor irrevocably appoints Beneficiary its true and lawful attorney, at the option of Beneficiary at any time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in the name of Trustor or in the name of Beneficiary, for all such income, rents, issues, deposits, profits and proceeds and apply the same to the indebtedness secured hereby. It is understood and agreed that neither the foregoing assignment of leases, income, rents, issues, deposits, profits and proceeds to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under this Section or under Sections 2.7 or 2.16 hereof shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise obligated, responsible or liable in any manner with respect to the Property or the use or enjoyment of all or any portion thereof. Notwithstanding anything to the contrary contained herein or in the Note, so long as no event which is, or with notice or passage of time or both would constitute, an Event of Default shall have occurred, Trustor shall have a license to collect all income, rents, issues, profits and proceeds from the Property as trustee for the benefit of Beneficiary and Trustor and Trustor shall apply the funds so collected first to the payment of the indebtedness secured pursuant to Section 1.2 above then due and payable in such manner as Beneficiary elects and thereafter to the account of Trustor. Upon the occurrence of such event, such license shall be deemed revoked and any rents received thereafter by Trustor shall be delivered in kind to Beneficiary. Upon the occurrence of such event, Trustor agrees to deliver the original copies of all leases to Beneficiary. Trustor hereby irrevocably constitutes and appoints Beneficiary its true and lawful attorney-in-fact to enforce, in Trustor's name or in Beneficiary's name or otherwise, all rights of Trustor in the instruments, including without limitation checks and money orders, tendered as payments of rents and to do any and all things necessary and proper to carry out the purposes hereof.

                         ARTICLE 4 - GRANT OF SECURTIY

     This instrument is and shall be construed as a deed of trust, assignment of lease and rents and as a Security Agreement. The Trustor hereby assigns and pledges to Beneficiary, and hereby grants to the Beneficiary a security interest in all of the Trustor's right, title and interest in and to any and all intangible and personal property of any nature or kind, including, but not limited to, all equipment, machines, tools, accounts receivable, contracts, rights, other intangibles and other items used on the property described in
Article 1.1(a), whether now owned or hereafter acquired, with the exception of equipment purchased with a purchase money note or a lease/purchase. Notwithstanding anything to the contrary contained herein or in the Note, so long as no event which is, or with notice or passage of time or both would constitute, an Event of Default shall have occurred, Trustor shall have a license to use all such personal property as trustee for the benefit of Beneficiary and Trustor. Upon the occurrence of such event, such license shall be deemed revoked Beneficiary may exercise all rights granted to it under the Uniform Commencement Code or any other applicable law and any such personal property shall be delivered to Beneficiary.


                       ARTICLE 5 - DEFAULTS AND REMEDIES

A.   DEFAULTS.

     5.1 EVENT OF DEFAULT. Trustor shall be in default hereunder if any of the following occurs ("EVENT OF DEFAULT"):

            (i)    FAILURE TO PAY INTEREST, PRINCIPAL OR OTHER AMOUNTS.  If
                   ---------------------------------------------------
Trustor fails to pay any payment of interest or principal, or any other amount due under the provisions herein or of the Note or Declaration, when due and such failure continues for five (5) days after written notice thereof from Lender to Trustor.

            (ii)   VIOLATION OF OTHER TERMS.  If Trustor breaches or fails to
                   ------------------------
comply with any other agreement, term, covenant, or condition in this Deed of Trust, the Note or the Declaration which is applicable to Trustor and such breach or failure to comply continues for a period of ten (10) days after written notice thereof from Lender to Trustor or if such breach or failure to comply cannot reasonably be cured within such ten (10) day period, if Trustor shall not commence to cure such breach or failure to comply within such ten (10) day period and thereafter proceed therewith in good faith to completion.

            (iii)  BANKRUPTCY AND RELATED PROCEEDINGS.  Without limiting the
                   ----------------------------------
generality of this Section, if Trustor or Guarantor files a petition in bankruptcy or for relief, reorganization or arrangement under the bankruptcy laws of the United States of America or any similar federal, state or local law or if involuntary proceedings under any such federal, state or local law are instituted against Trustor or Guarantor and not dismissed within thirty (30) days after the filing of the petition therefor.

B.          REMEDIES.

            5.2 ACCELERATION AND FORECLOSURE. Upon the occurrence of an Event of Default hereunder, then and in each such event, Beneficiary may declare all sums secured hereby immediately due and payable either by commencing an action to foreclose this Deed of Trust as a mortgage, or by the delivery to Trustee of a written declaration of default and demand for sale and of written notice of default and of election to cause the Property to be sold, which notice Trustee shall cause to be duly filed for record in case of foreclosure by exercise of the power of sale herein. Should Beneficiary elect to foreclose by exercise of the power of sale herein, Beneficiary shall also deposit with Trustee this Deed of Trust, the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require, and notice of sale having been given as then required by law and after lapse of such time as may then be required by law after recordation of such notice of default, Trustee, without demand on Trustor, shall sell the Property at the time and place of sale fixed by Beneficiary in said notice of sale, either as a whole or in separate parcels, and in such order as Beneficiary may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Neither Trustor nor any other person or entity other than the Beneficiary shall have the right to direct the order in which the Property is sold. Trustee may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed or deeds conveying the Property, or any portion thereof, so sold, but without any covenant or warranty, express or implied. The recitals in such deed or deeds of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee or Beneficiary, may purchase at such sale.

     5.3 RESCISSION OF NOTICE. Beneficiary, from time to time before Trustee's sale, may rescind any such notice of breach or default and of election to cause the Property to be sold by executing and delivering to Trustee a written notice of such rescission, which notice, when recorded, shall also constitute a cancellation of any prior declaration of default and demand for sale. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other declarations of default and demand for sale, and notices of breach or default, and of election to cause the Property to be sold to satisfy the obligations hereof, nor otherwise affect any provision, agreement, covenant or condition of the Note, the Declaration and/or of this Deed of Trust, or any of the rights, obligations or remedies of the parties hereunder.

     5.4 PROCEEDS OF SALE. After deducting all costs, fees and expenses of Trustee and of this trust, including the cost of appraisal and evidence of title in connection with sale and attorneys' fees, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the Default Rate as defined in the Note (and applicable to monetary defaults thereunder); all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

     5.5 OTHER SECURITY. If Beneficiary at any time holds additional security for any obligations secured hereby, it may enforce the terms hereof or otherwise realize upon the same, at its option, either before or concurrently herewith or after a sale is made hereunder, and may apply the proceeds upon the indebtedness secured hereby without affecting the status of or waiving any right to exhaust all or any other security, including the security hereunder, and without waiving any breach or default or any right or power whether exercised hereunder or contained herein or in any such other security.

     5.6 REMEDIES CUMULATIVE. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by this instrument to Trustee or Beneficiary or to which either of them may be otherwise entitled may be exercised concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Beneficiary, and either of them may pursue inconsistent remedies.

     5.7 APPOINTMENT OF RECEIVER. Upon the occurrence of an Event of Default hereunder, Beneficiary, as a matter of right and without regard to the then value of the Property or the interest of Trustor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Property or any portion thereof. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided herein and shall continue as such and exercise all such powers until the date of confirmation of sale of the Property unless such receivership is sooner terminated.


                     ARTICLE 6 - SUBORDINATION PROVISIONS

            Subject to the following provisions, and provided no unrescinded notice of default under the terms of this Subordinated Deed of Trust then appears of record, this Subordinated Deed of Trust shall, upon recordation of the Notice of Subordination described below, be subordinate to the following:

     1. A first priority deed of trust, to be hereafter executed by Trustor, or his or her successor in interest, covering the property, and to be recorded in the Office of the County Recorder of San Bernardino County, to secure a loan (hereafter called the "CONSTRUCTION LOAN") from Bank of America Community Development Bank (hereafter called "LENDER") for the purpose of constructing improvements on the property, provided:

            (a) The total principal amount of the Construction Loan shall not exceed $5,000,000;

            (b) Any funds derived from the Construction Loan shall be used only for the construction on the property of a facility for warehouse and materials handling purposes (the "Improvements"), and to the extent permitted in this Deed of Trust, for the loan fees, interest, or other charges directly connected with the construction of the Improvements;

            (c) No portion of the Construction Loan shall be used to pay loan fees, interest, or other charges not directly connected with the construction of the Improvements;

            (d) The Construction Loan shall not bear interest, exclusive of late charges, penalties, or fees payable in case of default, greater than prime plus two percent (p+2%) per annum.

            (e) The Construction Loan shall accrue interest, and shall be all due and payable not sooner than six (6) months from the date of the Construction Loan (absent a default), nor later than fourteen (14) months from the date of the Construction Loan.

            (f) The proceeds of the Construction Loan shall be disbursed by the Lender either through its own offices or through a bonded disbursement control agency only after inspection of the work completed on the property and presentation of vouchers (or other similar documentation) signed by the Trustor or his or her successors in interest for the cost of work, labor, or materials actually performed or used in the construction of improvements on the property.

            (g) Trustor has delivered to the Trustee or Beneficiary a binding written commitment from an institutional lender to make a permanent loan on the property, further described below, on completion of the Improvements.

            (h) The remaining terms and provisions of the Construction Loan shall be as required by the Lender.

     Within 10 days after receipt of a written request therefor from Trustor, Beneficiary shall execute a separate Notice of Subordination, in recordable form, in favor of the Construction Loan to which this Deed of Trust is hereby subordinated, and deliver the Notice of Subordination to the Lender or Lender's title company designated by Trustor. To the extent of any discrepancy, the terms of any such Notice of Subordination shall prevail over the subordination provisions provided for in this Deed of Trust.

     2.     Permanent financing, as more fully described below:

            (a) A first priority deed of trust, to be hereafter executed by Trustor, or his or her successor in interest, covering the property, and to be recorded in the Office of the County Recorder of San Bernardino County, to secure a loan (hereafter called "BofA Loan") from Bank of America Community Development Bank (hereafter called "Lender") for the purpose of paying a portion of the Construction Loan, provided:

                   (i) The total principal amount of the BofA Loan shall not exceed $4,000,000;

                   (ii) Any funds derived from the BofA Loan shall be used only for the payment of the Construction Loan, and to the extent permitted in this Deed of Trust, for the loan fees, interest, or other charges directly connected with the construction of the Improvements;

                   (iii) No portion of the BofA Loan shall be used to pay loan fees, interest, or other charges not directly connected with the payment of the Construction Loan;

                   (iv) The BofA Loan shall not bear interest, exclusive of late charges, penalties, or fees payable in case of default, greater than prime plus one percent (p+ 1%) per annum.

                   (v) The BofA Loan shall be payable in equal monthly installments of principal and interest amortized over a period of time of not less than twenty five (25) years from the date of the BofA Loan, with the total unpaid balance all due and payable not sooner than ten (10) years from the date of the BofA Loan.

                   (vi) The remaining terms and provisions of the BofA Loan shall be as required by the Lender.

     Within 10 days after receipt of a written request therefor from Trustor, Beneficiary shall execute a separate Notice of Subordination, in recordable form, in favor of the BofA Loan to which this Deed of Trust is hereby subordinated, and deliver the Notice of Subordination to the Lender or Lender's title company designated by Trustor. To the extent of any discrepancy, the terms of any such Notice of Subordination shall prevail over the subordination provisions provided for in this Deed of Trust.

            (b) A second priority deed of trust (junior in priority to the BofA Loan), to be hereafter executed by Trustor, or his or her successor in interest, covering the property, and to be recorded in the Office of the County Recorder of San Bernardino County, to secure a loan (hereafter called "SBA LOAN") from the Small Business Administration (hereafter called "SBA") for the purpose of paying a portion of the Construction Loan, provided:

                   (i) The total principal amount of the SBA Loan shall not exceed $1,000,000;

                   (ii) Any funds derived from the SBA Loan shall be used only for the payment of the Construction Loan, and to the extent permitted in this Deed of Trust, for the loan fees, interest, or other charges directly connected with the construction of the Improvements;

                   (iii) No portion of the SBA Loan shall be used to pay loan fees, interest, or other charges not directly connected with the payment of the Construction Loan;

                   (iv) The SBA Loan shall not bear interest, exclusive of late charges, penalties, or fees payable in case of default, greater than twelve percent (12%) per annum.

                   (v) The SBA Loan shall be payable in equal monthly installments of principal and interest amortized over a period of time of not less than twenty (20) years from the date of the SBA Loan, with the total unpaid balance all due and payable not sooner than ten (10) years from the date of the SBA Loan.

                   (vi) The remaining terms and provisions of the SBA Loan shall be as required by the Lender.

     Within 10 days after receipt of a written request therefor from Trustor, Beneficiary shall execute a separate Notice of Subordination, in recordable form, in favor of the SBA Loan to which this Deed of Trust is hereby subordinated, and deliver the Notice of Subordination to the SBA or SBA's title company designated by Trustor. To the extent of any discrepancy, the terms of any such Notice of Subordination shall prevail over the subordination provisions provided for in this Deed of Trust.


                     ARTICLE 7 - MISCELLANEOUS PROVISIONS

     7.1 NO WAIVER. By accepting payment of any sum secured hereby after its due date or in an amount less than the sum due, Beneficiary does not waive its rights either to require prompt payment when due of all other sums so secured or to declare a default as herein provided for failure to pay the total sum due.

     7.2 TRUSTEE'S POWERS. At any time, or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and the Note for endorsement, and without affecting the personal liability of any person for payment of all or any portion of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of the Property, Trustee may reconvey any part of the Property or join in any extension agreement or any agreement subordinating the lien or charge hereof.

     7.3 SUBROGATION. Beneficiary shall be subrogated for further security to the lien, although released of record, of any and all encumbrances paid out of the proceeds of any loan secured by this Deed of Trust.

     7.4 SUCCESSORS IN INTEREST AND INTERPRETATION. Subject to the provisions of Section 2.14 hereof this Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "BENEFICIARY" shall mean the owner and holder, including pledgees, of the Note, now or hereafter and whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. The word "person" shall include corporation, partnership or other form of association. Any reference in this Deed of Trust to any document, instrument or agreement creating or evidencing an obligation secured hereby shall include such document, instrument or agreement both as originally executed and as it may from time to time be modified.

     7.5 AFFIDAVIT TO TRUSTEE. Trustee, upon presentation to it of an affidavit signed by or on behalf of Beneficiary, setting forth any fact or facts showing a default by Trustor under any of the terms or conditions of this Deed of Trust, is authorized to accept as true and conclusive all facts and statements in such affidavit and to act hereunder in complete reliance thereon.

     7.6 SEVERABILITY. If any provision hereof should be held unenforceable or void, then such provision shall be deemed separable from the remaining provisions and shall in no way affect the validity of this Deed of Trust.

     7.7 TRUSTEE'S ACCEPTANCE. Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. The trust created hereby is irrevocable by Trustor.

     7.8 NO OBLIGATION TO NOTIFY. Trustee shall be under no obligation to notify any party hereto of any action or proceeding of any kind in which Trustor, Beneficiary and/or Trustee shall be a party, unless brought by Trustee, or of any pending sale under any other deed of trust.

     7.9 SUBSTITUTION OF TRUSTEE. Beneficiary may, from time to time, by a written instrument executed and acknowledged by Beneficiary and recorded in the county or counties where the Property is located, substitute a successor or successors for the Trustee named herein or acting hereunder.

     7.10 WAIVER OF STATUTE OF LIMITATIONS. The right to plead any and all statutes of limitation as a defense to any demand secured by this Deed of Trust is hereby waived to the full extent permitted by law.

     7.11 NOTICES. All notices and demands expressly provided hereunder to be given by Beneficiary to Trustor and all notices, demands and other communications of any kind or nature whatever which Trustor may be required or may desire to give to or serve on Beneficiary shall be in writing and shall be
(i) hand-delivered, effective upon receipt, (ii) sent by United States Express Mail or by private overnight courier, effective upon receipt, or (iii) served by certified mail, effective as provided below, to the appropriate address set forth in this Section, or at such other place as Trustor, Beneficiary or Trustee, as the case may be, may from time to time designate in writing by ten
(10) days prior written notice thereof. Any such notice, demand or other communication served by certified mail, return receipt requested, shall be deposited in the United States mail, with postage thereon fully prepaid and addressed to the party so to be served at its address above stated or at such other address of which said party shall have theretofore notified in writing, as provided above, the party giving such notice. Service by certified mail of any such notice or demand shall be deemed effective on the day of actual delivery as shown by the addressee's return receipt or the expiration of three (3) business days after the date of mailing, whichever is the earlier in time. The parties addresses are as follows:

            TO TRUSTOR:            McLEOD PROPERTIES, FONTANA LLC,
                                   4700 Gregg Road
                                   Pico Rivera, CA  90660
                                   ATTN.:  Rick McLeod

            TO BENEFICIARY:        Kaiser Ventures Inc..
                                   3633 Inland Empire blvd., Suite 850
                                   Ontario, CA 91764
                                   ATTN.:  Lee Redmond

            WITH A COPY TO:        Kaiser Ventures Inc.
                                   3633 Inland Empire blvd., Suite 850
                                   Ontario, CA 91764
                                   ATTN:  Terry Cook

     7.12 NOTICE TO TRUSTOR. Trustor requests that a copy of any notice of default and of any notice of sale hereunder be mailed to Trustor at the address set forth above.

     7.13 RECONVEYANCE. Upon written request of Beneficiary stating that all sums secured hereby have been paid and upon surrender to Trustee of this Deed of Trust and the Note for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without warranty, the Property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

     7.14   RELEASES, EXTENSIONS, MODIFICATIONS AND ADDITIONAL SECURITY.
Without affecting the liability or obligations of any person, including Trustor, for the performance of any obligations secured hereby (excepting only any person or property otherwise expressly released in writing by Beneficiary), Beneficiary may, from time to time and without notice, release any person liable for payment of any of said indebtedness or the performance of any of said obligations, extend the time of payment or otherwise alter the terms of any of said obligations, accept additional security therefor of any kind, including trust deeds or mortgages, or alter, substitute or release any property securing said obligations.

     7.15 HEADINGS. The headings of each paragraph are for convenience only and shall be disregarded in construing this Deed of Trust.

     7.16 ASSIGNMENTS. Beneficiary may assign or otherwise transfer all or any portion of its rights and obligations under this Deed of Trust to any other person or entity, and such other person or entity shall thereupon become vested with all of the benefits in respect thereof granted to Beneficiary herein or otherwise.

     7.17 GOVERNING LAW. This Deed of Trust shall be construed and enforced in accordance with the laws of the State of California. This Deed of Trust is delivered pursuant to, and is subject to the terms of, the Declaration.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, Trustor has executed this Deed of Trust and Assignment of Leases and Rents as of the day first written above.

                              McLEOD PROPERTIES, FONTANA LLC,
                              a California limited liability company


                              By:  /s/ Vincent M. McLeod
                                   ---------------------
                              Its: Manager
                                   -------


                              KAISER VENTURES, INC.,
                              a Delaware corporation


                              By:  /s/ Lee R. Redmond
                                   ------------------
                                   Lee R. Redmond, III

                              Its: Senior Vice President - Real Estate
                                   -----------------------------------